Filed pursuant to Rule 497(a)

Registration File No. 333-289495

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Trinity Capital Inc. ( TRIN )
Ratings*	Moody's: Baa3/Stable DBRS: BBBL/Positive Egan-Jones: BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Total Size	$300 million
Tenor	Long 5-year
Coupon Type	Fixed
IPT	T+287.5bps area
Maturity Date	January 15, 2032
Settlement	T+3 (October 5, 2026)
Optional Redemption	Make Whole Call Par Call: 1 month prior to maturity
Use of Proceeds	To pay down a portion of existing indebtedness outstanding under the KeyBank Credit Facility and general corporate purposes
Denominations	2,000 x 1,000
Sale into Canada	Yes - exemption
Timing	Today’s business
Virtual Roadshow Investor Login Details	URL: www.netroadshow.com Entry Code: TRIN2026 Direct Link: www.netroadshow.com/nrs/home/#!/?show=468b7840
Active Bookrunning Managers	KBW (B&D), MUFG
CUSIP	896442AM2
ISIN	US896442AM27

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* An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the subordinated notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. No report of any rating agency is incorporated by reference herein.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Trinity Capital Inc. before investing. Trinity Capital Inc. has filed a shelf registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates and which contain such information and other information about Trinity Capital Inc. Before you invest, you should read carefully the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. A shelf registration statement (relating to these securities) is on file with the SEC and has become effective. The offering may be made only by means of a preliminary prospectus supplement for this offering and an accompanying prospectus. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you a copy of the prospectus and the prospectus supplement if you request them by calling Keefe, Bruyette & Woods, A Stifel Company at 1-800-966-1559 or MUFG Securities Americas Inc. at (877) 649-6848.

Note that documents transmitted by e-mail may be altered or changed during the process of transmission and none of the Company nor Keefe, Bruyette & Woods, A Stifel Company nor any of their respective affiliates accepts liability or responsibility for any alteration or change. Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another e-mail system.